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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2006

                               THE BRINK'S COMPANY
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 1-9148


                  Virginia                                    54-1317776
      (State or other jurisdiction of                        (IRS Employer
               incorporation)                             Identification No.)


                               1801 Bayberry Court
                                 P.O. Box 18100
                             Richmond, VA 23226-8100
          (Address of principal executive offices, including zip code)

                                 (804) 289-9600
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 31, 2006, The Brink's Company ("Brink's") completed the sale of all the issued and outstanding shares of common stock, no par value, of BAX Global Inc. ("BAX Global"), an indirect wholly-owned subsidiary of Brink's, to a subsidiary of Deutsche Bahn AG ("Deutsche Bahn"). The sale was made pursuant to the Stock Purchase Agreement, dated as of November 15, 2005, between Brink's, certain subsidiaries of Brink's and Deutsche Bahn (the "Agreement"), a copy of which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 16, 2005 and is incorporated herein by reference.

Upon consummation of the sale, Brink's received aggregate cash consideration, after giving effect to preliminary purchase price adjustments, of $1.11 billion. The purchase price is subject to final post-closing adjustments in accordance with the terms of the Agreement. In connection with the sale of BAX Global, and pursuant to the terms of the Agreement, certain foreign subsidiaries of BAX Global were sold separately to subsidiaries of Deutsche Bahn.

Brink's will retain ownership of Air Transport International Limited Liability Company ("ATI"), BAX Global's airline subsidiary, following the closing pending receipt of regulatory approval required for the separate sale of ATI to a third party. Upon receipt of such approval, it is expected that ATI will be sold for nominal consideration. There was no adjustment to the aggregate purchase price for BAX Global in respect of this retention of ATI by Brink's.

The Agreement required that Brink's contribute $200 million over a three-year period to a Voluntary Employee's Beneficiary Association trust (the "VEBA"). Brink's contributed $225 million to the VEBA on January 31, 2006, which satisfied this provision in the Agreement.

A copy of the press release issued by Brink's on January 31, 2006 announcing the completion of the sale of BAX Global is attached hereto as Exhibit 99.2.


Item 9.01. Financial Statements and Exhibits.

         (b)  Pro Forma Financial Information

         99.1  Pro Forma Financial Information

         (d)  Exhibits

         99.2  Press Release of The Brink's Company dated January 31, 2006



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                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  THE BRINK'S COMPANY

Date: February 6, 2006            By: /s/ Robert T. Ritter
                                      ----------------------------
                                      Robert T. Ritter
                                      Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------
99.1                 Pro Forma Financial Information

99.2                 Press Release of The Brink's Company dated January 31, 2006